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                                                                   EXHIBIT 10.17

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:11 PM 11/28/2001
   010602404 - 2364448

                     CERTIFICATE OF DESIGNATION, PREFERENCES
                    AND RELATIVE, PARTICIPATING, OPTIONAL AND
                        OTHER SPECIAL RIGHTS OF PREFERRED
                      STOCK AND QUALIFICATIONS, LIMITATIONS
                            AND RESTRICTIONS THEREOF

                                       OF

           13 3/4% SERIES A CUMULATIVE SENIOR REDEEMABLE EXCHANGEABLE
                                 PREFERRED STOCK

                                       OF

                            SALT HOLDINGS CORPORATION

                         -------------------------------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                         -------------------------------

          Salt Holdings Corporation (the "COMPANY"), a corporation organized and existing under the General Corporation Law of the State of Delaware, certifies that pursuant to the authority contained in Article Fourth of its Certificate of Incorporation (the "CERTIFICATE OF INCORPORATION") and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company, by unanimous consent dated October 13, 2001 duly approved and adopted the following resolution (this "CERTIFICATE OF DESIGNATION") which resolution remains in full force and effect on the date hereof:

          RESOLVED, that the Board of Directors does hereby designate, create, authorize and provide for the issue of 13 3/4% Series A Cumulative Senior Redeemable Exchangeable Preferred Stock due 2013 (the "SERIES A PREFERRED STOCK"), par value $0.01 per share, with a liquidation preference of $1,000 per share at the time of initial issuance (subject to adjustment as set forth in this Certificate of Designation), consisting of 100,000 shares, having the following voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows:

          1.   CERTAIN DEFINITIONS.

          Unless the context otherwise requires, the terms defined in this
Section 1 shall have, for all purposes of this resolution, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

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          "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

          "BUSINESS DAY" means any day other than a Legal Holiday.

          "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "CLASS A COMMON STOCK" means the Class A common stock, par value $0.01 per share, of the Company, or if the Class A Common Stock is no longer outstanding, the class of Capital Stock issued in exchange for, or in lieu of, Class A Common Stock.

          "CLASS B COMMON STOCK" means the Class B common stock, par value $0.01 per share, of the Company, or if the Class B Common Stock is no longer outstanding, the class of Capital Stock issued in exchange for, or in lieu of, Class B Common Stock.

          "COMMON STOCK" means the Class A Common Stock and the Class B Common Stock.

          "DEBENTURES" means the 13 3/4% Debentures issued on the Debenture Exchange Date and any and all additional 13 3/4% Debentures of the Company issued after the Debenture Exchange Date as payment of interest.

          "DEBENTURE EXCHANGE DATE" means the date on which the Company exchanges all but not less than all of the Series A Preferred Stock for Debentures.

          "DGCL" has the meaning set forth in Section 2(b) below.

          "DIVIDEND PAYMENT DATE" has the meaning set forth in Section 2(a) below.

          "DIVIDEND RATE" means 13 3/4% per annum, compounded quarterly and calculated on the basis of a 360-day year comprised of 12 months of 30 days each, and shall be deemed to accrue on a daily basis.

          "EXIT EVENT" has the meaning ascribed to it in the Stock Rights Agreement.

          "HOLDER" means the record holder of one or more shares of Series A Preferred Stock, as shown on the books and records of the Company.

          "INDENTURE" means the indenture under which the company will issue the Debentures.

          "JUNIOR SECURITIES" means any class or series of Common Stock and any other class or series of Capital Stock ranking junior to the Series A Preferred Stock as to the payment

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of dividends or as to rights in liquidation, dissolution or winding up of the affairs of the Company and shall not include Senior Securities.

          "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

          "LIQUIDATION DATE" has the meaning set forth in Section 3 below.

          "LIQUIDATION PREFERENCE" means $1,000 per share of Series A Preferred Stock.

          "MANDATORY REDEMPTION DATE" has the meaning set forth in Section 4(a) below.

          "MAJORITY VOTE" has the meaning set forth in Section 6(a) below.

          "PARITY SECURITIES" means any class or series of Capital Stock of the Company, if any, ranking on a parity with the Series A Preferred Stock as to the payment of dividends and as to rights in liquidation, dissolution or winding up of the affairs of the Company.

          "PARTIAL DIVIDEND PERIOD AMOUNT" means, as of any Liquidation Date, Redemption Date, Company Initiated Exchange Date or Transferee Initiated Exchange Date, as the case may be, with respect to any Series A Preferred Stock, an amount equal to the amount of dividends that have accrued at the Dividend Rate on the sum of the Liquidation Preference of such Series A Preferred Stock and the accrued and unpaid dividends through the last Dividend Payment Date, from the last Dividend Payment Date to and including such Liquidation Date, Redemption Date, Company Initiated Exchange Date or Transferee Initiated Exchange Date, as the case may be.

          "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

          "RECORD DATE" has the meaning set forth in Section 2(a) below.

          "REDEMPTION DATE" has the meaning set forth in Section 4(d) below.

          "REDEMPTION PRICE" means the sum of (a) the Liquidation Preference of the Series A Preferred Stock, (b) all accrued and unpaid dividends thereon, and
(c) the Partial Dividend Period Amount, if any.

          "SENIOR CREDIT DOCUMENTS" means the Credit Agreement, dated as of November 28, 2001, among the Company, IMC Inorganic Chemicals, Inc., the lenders party thereto, The Chase Manhattan Bank, as administrative agent, collateral agent and issuing bank, and Credit Suisse First Boston, as documentation agent, together with any other guarantee or collateral documents or other agreements or instruments now or hereafter entered into pursuant thereto or in connection therewith, in each case, as the same may be amended, restated, supplemented,

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waived, replaced, refunded, refinanced or otherwise modified from time to time
(whether or not upon termination, whether with the same or different lenders and whether with the same or different borrowers or guarantors), in whole or in part, including any agreement extending the maturity thereof, increasing the amount of loans or letters of credit available thereunder or otherwise restructuring all or any portion of the indebtedness thereunder.

          "SENIOR SECURITIES" means any class or series of Capital Stock, if any, ranking senior to the Series A Preferred Stock as to the payment of dividends or as to rights in liquidation, dissolution or winding up of the affairs of the Company.

          "STOCK RIGHTS AGREEMENT" means that certain Stock Rights Agreement, dated as of November 28, 2001, by and among the Company, Apollo Management L.P., a Delaware limited partnership, each of the parties listed on Schedule A thereto, IMC Global, Inc., a Delaware corporation and such other stockholders of the Company as may, from time to time, become parties to the Stock Rights Agreement in accordance with the terms thereof.

          "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

          2.   DIVIDENDS.

          (a) DIVIDENDS. The Holders of the Series A Preferred Stock shall be entitled to receive, when, as and if dividends are declared by the Board of Directors out of funds of the Company legally available therefor, cumulative preferred dividends at the Dividend Rate on the sum of (i) the Liquidation Preference plus (ii) accrued and unpaid dividends. Such cumulative preferred dividends shall be payable quarterly in arrears on each February 28, May 28, August 28 and November 28, or if any such date is not a Business Day, on the next succeeding Business Day (each a "DIVIDEND PAYMENT DATE"), to the holders of record as of the next preceding February 15, May 15, August 15 and November 15 (each a "RECORD DATE"). Cash dividends paid by the Company from time to time will be applied to unpaid dividends in the order in which such dividends accrued. Accrued and unpaid dividends, if any, will not bear interest or, except to the extent included in clause (ii) of the preceding sentence, bear dividends thereon.

          (b) To the extent not paid pursuant to Section 2(a) above, dividends on the Series A Preferred Stock shall accumulate whether or not the Company has sufficient cash, earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. On any Dividend Payment Date, the liquidation preference of any Senior Securities or Parity Securities shall not be included in "total liabilities" in connection with determining "surplus" under the Delaware General Corporation Law (the "DGCL").

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          (c)  Unless full cumulative preferred dividends on all outstanding shares of Series A Preferred Stock for all past dividend periods (including all accrued and unpaid dividends) shall have been declared and paid in cash, or declared and a sufficient sum for the payment thereof set apart, then: (i) no dividend (other than a dividend payable solely in Junior Securities) shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any shares of Junior Securities; (ii) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any shares of Junior Securities, other than a distribution consisting solely of Junior Securities; (iii) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired or retired for value (excluding an exchange or conversion for shares of other Junior Securities (or purchases, redemptions or other acquisitions of Junior Securities of former employees)) by the Company or any of its Subsidiaries; and (iv) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of any shares of Junior Securities. Upon the occurrence of an Exit Event which is an asset sale or a distribution or dividend, no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any shares of Junior Securities unless the Series A Preferred Stock shall have been redeemed in full.

          3.   DISTRIBUTIONS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

          Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (the date of such occurrence, the "LIQUIDATION DATE"), the Company shall, out of the assets of the Company available for distribution in respect of its Capital Stock, make the following payments in respect of its Capital Stock:

          (a) FIRST, payments due in connection with the Senior Securities on the Liquidation Date, including any accrued and unpaid dividends, if any, on such Senior Securities, to the Liquidation Date;

          (b) SECOND, on a PRO RATA basis, payments (i) on shares of the Series A Preferred Stock equal to the Liquidation Preference per share of Series A Preferred Stock, PLUS, without duplication, all accrued and unpaid dividends, PLUS the Partial Dividend Period Amount, if any, and (ii) due on Parity Securities; and

          (c) THIRD, payments on any Junior Securities, including, without limitation, the Common Stock of the Company.

After payment in full in cash of the Liquidation Preference and all accrued and unpaid dividends, if any, to which Holders of Series A Preferred Stock are entitled, such Holders shall not be entitled to any further participation in any distribution of assets of the Company. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Series A Preferred Stock and all other Parity Securities are not paid in full, the Holders and holders of the Parity Securities shall share equally and ratably in any distribution of assets of the Company in proportion to the full liquidation preference and accrued and unpaid dividends, if any, to which each is entitled. However, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company nor the consolidation or merger

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of the Company with or into one or more corporations shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Company or reduction or decrease in Capital Stock, unless such sale, conveyance, exchange or transfer shall be in connection with a liquidation, dissolution, winding up of the business of the Company or reduction or decrease in Capital Stock.

          4.   REDEMPTION BY THE COMPANY.

          (a) On the earlier of November 28, 2013 (the "MANDATORY REDEMPTION DATE") or on the date of an Exit Event, the Company shall, subject to
Section 4(g), be required to redeem (subject to the legal availability of funds therefor) all outstanding shares of Series A Preferred Stock at a price in cash equal to the Redemption Price. The Company shall take all actions required or permitted under the DGCL to permit such redemption of the Series A Preferred Stock. On the Mandatory Redemption Date, the liquidation preference of any Senior Securities or Parity Securities shall not be included in "total liabilities" in connection with determining "surplus" under the DGCL.

          (b) The Series A Preferred Stock may, subject to Section 4(g), be redeemed, in whole or in part, at the option of the Company at any time prior to the Mandatory Redemption Date at a price in cash equal to the Redemption Price. On any such Redemption Date, the liquidation preference of any Senior Securities or any Parity Securities shall not be included in "total liabilities" in connection with determining "surplus" under the DGCL.

          (c) In case of redemption of less than all of the shares of Series A Preferred Stock at the time outstanding, the shares to be redeemed shall be selected PRO RATA or by lot as determined by the Company in its sole discretion.

          (d) Notice of any redemption shall be sent by or on behalf of the Company not less than 30 nor more than 60 days prior to the date specified for redemption in such notice (the "REDEMPTION DATE"), by first class mail, postage prepaid, to all Holders of record of the Series A Preferred Stock at their last addresses as they shall appear on the books of the Company; PROVIDED, HOWEVER, that no failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the Holder to whom the Company has failed to give notice or except as to the Holder to whom notice was defective. In addition to any information required by law, such notice shall state: (i) whether such redemption is being made pursuant to the optional or the mandatory redemption provisions hereof; (ii) the Redemption Date; (iii) the aggregate number of shares of Series A Preferred Stock to be redeemed and, if less than all shares held by such Holder are to be redeemed, the number of such shares to be redeemed; (iv) the Redemption Price; (v) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (vi) that dividends on the shares to be redeemed will cease to accumulate on the Redemption Date. Upon the mailing of any such notice of redemption, the Company shall, subject to Section 4(g), become obligated to redeem at the time of redemption specified thereon all shares called for redemption.

          (e) If notice has been mailed in accordance with Section 4(d) above and provided that on or before the Redemption Date specified in such notice, all funds necessary for

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such redemption shall have been set aside by the Company, separate and apart from its other funds in trust for the PRO RATA benefit of the Holders of the shares so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Redemption Date, dividends on the shares of the Series A Preferred Stock so called for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of shares of Series A Preferred Stock, and all rights of the Holders thereof as stockholders of the Company (except the right to receive from the Company the Redemption Price) shall cease. Upon surrender, in accordance with said notice, of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Company shall so require and the notice shall so state), such shares shall be redeemed by the Company at the Redemption Price. In case fewer than all the shares represented by any such certificates are redeemed, a new certificate or certificates shall be issued representing the unredeemed shares without cost to the Holder thereof.

          (f) Any deposit of funds with a bank or trust company for the purpose of redeeming Series A Preferred Stock shall be irrevocable except that any balance of monies so deposited by the Company and unclaimed by the Holders of the Series A Preferred Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Company, and after any such repayment, the Holders of the shares entitled to the funds so repaid to the Company shall look only to the Company for payment without interest or other earnings.

          (g) Notwithstanding anything to the contrary contained herein, at any time to the extent the terms of any Senior Credit Documents prohibit the Company's redeeming or offering to redeem shares of Series A Preferred Stock, or to the extent that the consummation by the Company of such a redemption or offer to redeem would constitute or result in a default or event of default under any Senior Credit Document, the Company shall not be entitled to and shall have no obligation to, and the holders of shares of Series A Preferred Stock shall not have any right to require the Company to, redeem or offer to redeem any shares of Series A Preferred Stock or make any payment in respect of the Redemption Price at such time.

          5.   EXCHANGE.

          (a)  (i)     The Company may, at its option, at any time, exchange, in
whole but not in part, the then outstanding shares of Series A Preferred Stock for Debentures; PROVIDED, HOWEVER, that the Company will not have such option if at the time there is an existing and continuing default or event of default under any Senior Credit Document.

               (ii) Upon the transfer by a Holder to an unaffiliated transferee who is not a stockholder of the Company, such transferee shall have the option, exercisable within 10 business days of such transfer, to notify the Company as provided in subsection (d) below of its desire to exchange, in whole or in part, its shares of Series A Preferred Stock for Debentures; PROVIDED, HOWEVER, that such transferee will not have such option if at the time there is an existing and continuing default or event of default under any Senior Credit Document.

          (b) Upon any exchange pursuant to subsection (a) above, and subject to the following sentence, Holders shall be entitled to receive $1.00 initial accreted value of Debentures

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for each $1.00 of the aggregate Liquidation Preference PLUS, without duplication, all accrued and unpaid dividends through the last Dividend Payment Date, PLUS the Partial Dividend Period Amount, if any, which shall be payable in the form of cash (if permitted by the terms of the Senior Credit Documents at the time) or additional Debentures, at the option of the Company. The Debentures shall be issuable in principal amounts of $1,000 and integral multiples thereof to the extent possible, and shall also be issuable in principal amounts less than $1,000 so that each holder of Series A Preferred Stock will receive certificates representing the entire amount of Debentures to which such holder's shares of Series A Preferred Stock entitle such holder; PROVIDED that the Company may pay cash in lieu of issuing any Debentures having a principal amount less than $1,000.

          (c) Notice of the intention to exchange pursuant to subsection (a)(i) above shall be sent by or on behalf of the Company not more than 60 days nor less than 30 days prior to the date fixed for the exchange (the "COMPANY INITIATED EXCHANGE Date"), by first class mail, postage prepaid, to each holder of record of Series A Preferred Stock at its registered address. In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state: (i) the Company Initiated Exchange Date; (ii) the place or places where certificates for such shares are to be surrendered for exchange, including any procedures applicable to exchanges to be accomplished through book-entry transfers; and (iii) that dividends on the shares of Series A Preferred Stock to be exchanged will cease to accumulate on the Company Initiated Exchange Date.

          (d) Notice of the intention to exchange pursuant to subsection (a)(ii) above shall be sent by or on behalf of the transferee of Series A Preferred Stock not more than 10 business days after the consummation of the transaction pursuant to which such transferee acquired such Series A Preferred Stock (the "TRANSFEREE INITIATED EXCHANGE"), by first class mail, postage prepaid, to the Company at the address set forth under the Company's signature to this Certificate of Designation. As soon as practicable upon receipt of such notice by the Company, the Company shall send such transferee a response notice, by first class mail, postage prepaid, to such transferee at its registered address or at the address set forth in the notice sent by the transferee to the Company. In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state: (i) the date fixed for the Transferee Initiated Exchange (the "TRANSFEREE INITIATED EXCHANGE DATE"); (ii) the place or places where certificates for such shares are to be surrendered for exchange, including any procedures applicable to exchanges to be accomplished through book-entry transfers; and (iii) that dividends on the shares of Series A Preferred Stock to be exchanged will cease to accumulate on the Transferee Initiated Exchange Date.

          (e) A holder delivering Series A Preferred Stock for exchange shall not be required to pay any taxes or duties in respect of the issue or delivery of Debentures on exchange but shall be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue or delivery of the Debentures in a name other than that of the holder of the Series A Preferred Stock. Certificates representing Debentures shall not be issued or delivered unless all taxes and duties, if any, payable by the holder have been paid.

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          (f)  If notice of any exchange has been properly given, and if on or before the Company Initiated Exchange Date or the Transferee Initiated Exchange Date, as the case may be, the Debentures have been duly executed and authenticated and have been deposited with the transfer agent selected by the Company to serve in such capacity, then on and after the close of business on the Company Initiated Exchange Date or the Transferee Initiated Exchange Date, as the case may be, the shares of Series A Preferred Stock to be exchanged shall no longer be deemed to be outstanding and may thereafter be issued in the same manner as the other authorized but unissued preferred stock, but not as Series A Preferred Stock, and all rights of the holders thereof as stockholders of the Company shall cease, except the right of the holders to receive upon surrender of their certificates the Debentures and all accrued interest, if any, thereon to the Company Initiated Exchange Date or the Transferee Initiated Exchange Date, as the case may be.

          6.   VOTING RIGHTS.

          (a) The Holders shall have no voting rights except as required by law and except that the Company shall not, without the affirmative vote or consent of the Holders of a majority of the shares of Series A Preferred Stock then outstanding (a "MAJORITY VOTE") and the Company may, with a Majority Vote:

               (i) amend or otherwise alter its Certificate of Incorporation in any manner that adversely affects the rights of any of the Holders of Series A Preferred Stock; PROVIDED, that the creation, authorization or issuance of Senior Securities or Parity Securities shall not be deemed to adversely affect the rights of Holders of Series A Preferred Stock;

               (ii) amend or otherwise alter this Certificate of Designation in any manner;

               (iii) waive any compliance with any provision of this Certificate of Designation; or

               (iv) with respect to any Debentures not yet issued in exchange for the Series A Preferred Stock, alter, amend or modify any of the terms of such Debentures and the Indenture with respect to such Debentures.

          (b) Notwithstanding subsection (a) above, without the consent of each Holder affected, an amendment or waiver of the Company's Certificate of Incorporation or of this Certificate of Designation may not (with respect to any shares of Series A Preferred Stock held by a non-consenting Holder):

               (i) alter the voting rights with respect to the Series A Preferred Stock or reduce the percentage of the number of shares of Series A Preferred Stock whose Holders must consent to an amendment, supplement or waiver;

               (ii) reduce the Liquidation Preference of or change the Mandatory Redemption Date of any share of Series A Preferred Stock or alter the provisions with respect to the redemption of the Series A Preferred Stock;

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               (iii)   reduce the rate of or change the time for payment of
dividends  on any share of Series A Preferred Stock;

               (iv) waive the consequences of any failure to pay dividends on the Series A Preferred Stock;

               (v) make any share of Series A Preferred Stock payable in any form other than that stated in this Certificate of Designation;

               (vi) make any change in the provisions of this Certificate of Designation relating to waivers of the rights of Holders of Series A Preferred Stock to receive the Liquidation Preference and dividends on the Series A Preferred Stock;

               (vii) waive a redemption payment with respect to any share of Series A Preferred Stock; or

               (viii) make any change in the foregoing amendment and waiver provisions.

          (c) Notwithstanding subsection (a) above, without the consent of each Holder affected, an amendment or waiver of the Company's Certificate of Incorporation or of this Certificate of Designation may not (with respect to any Debentures issuable, but not yet issued, in exchange for the shares of Preferred Stock of such Holder):

               (i) alter the voting rights with respect to such Debentures or reduce the percentage of the number of amount of such Debentures whose holders must consent to an amendment, supplement or waiver;

               (ii) reduce the principal amount or accreted value of or change the stated maturity of any such Debentures or alter the provisions with respect to the redemption of such Debentures;

               (iii) reduce the rate of interest below the applicable federal rate plus 499 basis points per annum or change the time for payment of interest or principal on any such Debentures;

               (iv) waive the consequences of any failure to pay interest or principal on such Debentures;

               (v) make any such Debenture payable in any form other than that stated in the Indenture;

               (vi) make any change in the provisions of the Indenture or such Debentures relating to waivers of the rights of holders of Debentures to receive the principal and interest on such Debentures;

               (vii) waive a redemption payment with respect to any such Debentures; or

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               (viii)  make any change in the foregoing amendment and waiver provisions.

          (d) The Company in its sole discretion may without the vote or consent of any Holders of the Series A Preferred Stock amend or supplement this Certificate of Designation:

               (i)     to cure any ambiguity, defect or inconsistency; or

          to make any change that would provide any additional rights or benefits to the Holders of the Series A Preferred Stock or that does not adversely affect the legal or economic rights under this Certificate of Designation of any such Holder.

          7.   PAYMENT.

          (a) All amounts payable in cash with respect to the Series A Preferred Stock shall be payable in United States dollars at the principal executive office of the Company or, at the option of the Holder, payment of dividends (if any) may be made by check mailed to such Holder of the Series A Preferred Stock at its address set forth in the register of Holders of Series A Preferred Stock maintained by the Company.

          (b) Any payment on the Series A Preferred Stock due on any day that is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such due date.

          (c) Dividends payable on the Series A Preferred Stock on any Redemption Date or repurchase date that is a Dividend Payment Date shall be paid to the Holders of record as of the immediately preceding Record Date.

          8.   EXCLUSION OF OTHER RIGHTS.

          Except as may otherwise be required by law, the shares of Series A Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designation (as such Certificate of Designation may be amended from time to time) and in the Certificate of Incorporation. The shares of Series A Preferred Stock shall have no preemptive or subscription rights.

          9.   HEADINGS OF SUBDIVISIONS.

          The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

          10.  SEVERABILITY OF PROVISIONS.

          If any voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Designation (as it may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this Certificate of Designation (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein; PROVIDED, HOWEVER, if any qualification, limitation or other restriction contained in (i)
Section 4(g) shall be held invalid, unlawful or incapable of being enforced for any reason, then no effect shall be given to the Company's obligation pursuant to Section 4 to redeem or offer to redeem any shares of Series A Preferred Stock or make any payment in respect of the Redemption Price or (ii) the final proviso to Section 5(a)(ii) shall be held invalid, unlawful or incapable of being enforced for any reason, then no effect shall be given to the Company's obligation pursuant to Section 5 to exchange any shares of Series A Preferred Stock for Debentures.

          11. FORM OF SECURITIES. The Series A Preferred Stock shall be issued in the form of definitive certificates in the form on file with the Secretary of the Company.

                            [signature page follows]

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:11 PM 11/28/2001
   010602404 - 2364448

          IN WITNESS WHEREOF, the Company has caused this certificate to be duly executed this 28th day of November, 2001.

                                        SALT HOLDINGS CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:  Scott Kleinman
                                           Title: Secretary
                                           Address:
                                        Salt Holdings Corporation
                                        8300 College Park Boulevard
                                        Overland Park, Kansas 66210
                                        Attention: Chief Executive Officer